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                                                                     EXHIBIT 4.1

                              [DECORATIVE FRAME]

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                [NUMBER]                            Discovery Investments, Inc.                          [SHARES]
                in framed box                                                                            in framed box
This                                       INCORPORATED UNDER THE LAWS OF THE STATE NEVADA
                                       25,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE
certifies

that
                                                                                                         CUSIP 25466E 10 3
                                                                                                         SEE REVERSE FOR CERTAIN
                                                                                                         DEFINITIONS
is the owner of
                                         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF         [TEXT PERPENDICULAR]
                                                                                                         COUNTERSIGNED
                                                                                                         PACIFIC STOCK TRANSFER
                                                                                                         COMPANY
                                                                                                         P.O. BOX 93385
                                                                                                         LAS VEGAS, NV 89193

                                                                                                         BY:______________________
                                                                                                            AUTHORIZED SIGNATURE


                                                    Discovery Investments, Inc.

                           transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of
                          Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation,
                          as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.


                 WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

DATED
                /s/ Kimberly L. Jack                                   [SEAL]                         /s/ Scott A. Jack
                ---------------------                                                                 -------------------
                      President                                                                            Secretary
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common          UNIF GIFT MIN ACT ______Custodian______
                                                          (Cust)         (Minor)

TEN ENT - as tenants by the entireties       Act ___________________________
                                                       (State)

JT TEN  - as joint tenants with the
         right of survivorship and not
         as tenants in common

         Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________, Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  __________________________

X_______________________________________________________________________________
     THIS SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).


SIGNATURE GUARANTEED:


                            TRANSFER FEE WILL APPLY